BlackRock Variable Series Funds, Inc.
BlackRock High Yield V.I. Fund
(the “Fund”)

Supplement dated February 29, 2012
to the Statement of Additional Information dated December 26, 2011

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information” is revised as set forth below.

The subsection entitled “Other Funds and Accounts Managed — High Yield V.I.” is amended to add the following information with respect to the Fund as of December 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charlie McCarthy, CFA	7	2	19	0	0	4
	$2.27 Billion	$2.53 Billion	$4.57 Billion	$0	$0	$544.2 Million

The subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — 2. Balanced Capital V.I. Fund (fixed income portfolio and asset allocation component), High Yield V.I. Fund, S&P 500 Index V.I. Fund, Total Return V.I. Fund and U.S. Government Bond V.I. Fund” is amended to add the following information with respect to the Fund:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Charlie McCarthy, CFA	BlackRock High Yield V.I. Fund	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Shareholders should retain this Supplement for future reference.

SAI-VARHY-0212SUP